UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 31, 2006

Merrimac Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Fairfield Place, West Caldwell, New Jersey		07006
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.    Other Events.

On March 31, 2006, Merrimac Industries, Inc. issued a press release announcing that it has been granted a patent for its Multi-Mix® Microtechnology from the State Intellectual Property Office of the People's Republic of China entitled "Method of Making Microwave Multifunction Modules Using Fluoropolymer Composite Substrates." The entire text of the press release is furnished as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated March 31, 2006 issued by Merrimac Industries, Inc., announcing a patent grant for its Multi-Mix® Microtechnology from the People's Republic of China.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By: /s/ Robert V. Condon Name: Robert V. Condon Title: Vice President, Finance and Chief Financial Officer

Date: March 31, 2006